 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2022

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082	05-0420589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Enterprise Center, Middletown, RI 02842
(Address of Principal Executive Offices) (Zip Code)

(401) 847-3327
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
The Nasdaq Stock Market LLC
Common Stock, par value $0.01 per share	KVHI	(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Management Transition

On March 7, 2022, KVH Industries, Inc. (the “Company”) announced that its longstanding President and Chief Executive Officer, Martin Kits van Heyningen, is retiring from his executive and Board roles after more than 40 years at the Company.

In connection with Mr. Kits van Heyningen’s retirement, on March 6, 2022, he entered into a separation and consulting agreement (the “Separation Agreement”) with the Company, pursuant to which he resigned as President and Chief Executive Officer and as a member of the Board of Directors of the Company and transitioned to a new consulting position as a Senior Advisor to the Board of Directors of the Company.

Also on March 6, 2022, the Board of Directors of the Company named Brent C. Bruun, currently the Company’s Chief Operating Officer, as interim President and Chief Executive Officer. The Board has engaged a nationally recognized executive search firm to identify a new Chief Executive Officer.

Mr. Bruun, 56, has served as the Company’s Chief Operating Officer with direct responsibility for its corporate development and mobile communication products and services for marine and land markets since July 2016 and direct responsibility for inertial navigation products since November 2018. Mr. Bruun also served as the Company’s interim Chief Financial Officer from November 2020 to March 2021. From November 2012 to June 2016, Mr. Bruun served as the Company’s Executive Vice President of Mobile Broadband. From January 2011 to November 2012, he served as the Company’s Senior Vice President of Global Sales and Business Development. He served as the Company’s Vice President of Global Sales and Business Development from July 2008 to December 2010. Before joining KVH, Mr. Bruun worked as a private consultant and held various positions at SES AMERICOM, a satellite operator providing services via its fleet of 16 geosynchronous satellites covering North America, and at KPMG LLP and General Electric. Mr. Bruun holds a B.S. in accounting from Alfred University and is a certified public accountant.

At this time, the Board of Directors does not anticipate any change in Mr. Bruun’s compensation in connection with his appointment as interim President and Chief Executive Officer. For more information regarding Mr. Bruun’s compensation, please see the Company’s proxy statement for its 2021 annual meeting of stockholders, filed with the Securities and Exchange Commission on May 17, 2021, under the heading “Compensation of Directors and Executive Officers — Executive Compensation”, which is incorporated herein by reference.

Separation Agreement

Pursuant to the terms of the Separation Agreement, Mr. Kits van Heyningen will serve as a Senior Advisor to the Board of Directors of the Company, pursuant to which he will make himself available to provide advice to the Board and will perform other tasks for up to fifty hours during the term of the agreement. The Separation Agreement has a term of one year, subject to earlier termination by either party. During the term of the Separation Agreement, the Company will continue to pay Mr. Kits van Heyningen his current salary at the rate of $44,877 per month, as well as the employer portion of the premiums for continued health and dental insurance, in accordance with the Company’s ordinary payroll practices. The Company will also pay Mr. Kits van Heyningen a separation payment of $201,613, which is inclusive of any amount which he may have otherwise earned under the Company’s executive bonus plan for 2021. During the term of the Separation Agreement, all stock options and shares of restricted stock held by Mr. Kits van Heyningen will continue to vest in accordance with their terms. If Mr. Kits van Heyningen provides services through March 6, 2023, the vesting of 25% of the then-unvested portion of the outstanding stock options and shares of restricted stock held by him at that time will accelerate.

If Mr. Kits van Heyningen’s services under the Separation Agreement are involuntarily terminated by the Company before March 6, 2023 other than for Cause (as defined in the Separation Agreement), the Company will make a lump sum payment to him equal to the unpaid portion of the salary, health and dental benefits, and separation payment that he would have received in the absence of such termination. In addition, he will receive the acceleration of vesting of stock options and shares of restricted stock described above.

Mr. Kits van Heyningen’s right to receive the foregoing benefits is contingent on the effectiveness of a general release of claims executed by him and his material compliance with his obligations to the Company. The general release of claims is subject to a brief period of revocation.

The Separation Agreement contained customary obligations regarding cooperation, confidentiality of information, assignment of inventions, non-competition and non-solicitation by Mr. Kits van Heyningen, subject to customary and specified limitations and exclusions. Mr. Kits van Heyningen also agreed to certain obligations not to interfere with the Company’s business. The non-competition, non-solicitation and non-interference covenants have a term of one year. The parties also agreed to certain mutual non-disparagement obligations.

ITEM 7.01 REGULATION FD DISCLOSURE

On March 7, 2022, the Company issued a press release with respect to the management transition described in Item 5.02. A copy of the press release is furnished as an exhibit to this report.

The information in this Item 7.01 of Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (or the Securities Act), or the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit No.	Description
99.1	Press release dated March 7, 2022, entitled “KVH Industries Announces Leadership Transition”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: March 8, 2022	BY:	/s/ Roger A. Kuebel
Roger A. Kuebel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 7, 2022, entitled “KVH Industries Announces Leadership Transition”